Exhibit 99.2

www.huntcompaniesfinancetrust.com Hunt Companies Finance Trust Q2 2020 Earnings Supplemental August 2020

Disclaimer This presentation, any related webcast/conference call, and other oral statements made by our representatives from time to time may constitute forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Hunt Companies Finance Trust, Inc. (NYSE: HCFT) (“HCFT” or the “Company”) with respect to, among other things, the Company’s operations and financial performance. You can identify these forward - looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report for fiscal year 2019 on Form 10 - K and other periodic filings with the Securities and Exchange Commission (“SEC”), when evaluating these forward - looking statements. Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID - 19 outbreak. It is not possible to predict or identify all such risks. Additional information concerning these and other risk factors are contained in our 2019 Form 10 - K which is available on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. The Company assumes no obligation to update or supplement forward - looking statements that become untrue because of subsequent events or circumstances. This presentation includes non - GAAP financial measures within the meaning of Item 10(e) of Regulation S - K, as promulgated by the SEC. While we believe the non - GAAP information included in this presentation provides supplemental information to assist investors in analyzing our financials and to assist investors in comparing our results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Our GAAP financial results and the reconciliations from these results contained herein should be carefully evaluated . 2

Company Overview 3 Strength of Ownership / Sponsorship Access to Extensive Loan Origination Platform Experienced Management Team Real estate investment trust focused on transitional multifamily and other commercial real estate loans or securitizations Externally managed by OREC Investment Management, a subsidiary of ORIX Corporation USA Strong focus on middle - market multifamily sector Emphasis on floating - rate investments Strategy Well Positioned for Current Market Environment KEY INVESTMENT HIGHLIGHTS Strong Credit and Asset Management Capabilities

Business Update 4 PORTFOLIO ▪ No hospitality assets and limited office and retail exposure ▪ LIBOR Floors on 100% of our loans that are “in the money” ▪ 100% of the loans in our CRE investment portfolio made their July payments CLO FINANCING ▪ We currently do not finance any of our assets with repurchase facilities and, as such, we are not subject to margin calls ▪ Existing CLOs provide non mark - to - market financing LIQUIDITY ▪ To date, w e have maintained consistent liquidity and feel our current level is adequate ▪ Unrestricted cash of $8.9 million as of June 30th, 2020 vs. $11.3 million as of March 31, 2020 LENDING ENVIRONMENT ▪ Due to economic uncertainty, we have taken a measured approach to new originations and are mindful of local ordinance constraints on lender protection ▪ W e will continue to be thoughtful, patient and opportunistic in our evaluation of CRE debt investment opportunities for HCFT

Q2 2020 Key Updates 5 FINANCIAL RESULTS ▪ Q2 2020 GAAP Net Income of $1.87 million, or $0.08 per share ▪ Q2 2020 Core Earnings of $2.19 million , or $0.09 per share ▪ Q2 income was negatively impacted by $624 thousand of previously capitalized CLO issuance costs expensed in the quarter. Excluding this non - recurring item, Core Earnings would have been $0.11 per share ▪ Q2 2020 Book V alue P er S hare of $4.57 HIGHLIGHTS ▪ During Q2 2020, the Company acquired $3.4 million of new loans and participations at a weighted average spread of LIBOR + 3.13% ▪ The weighted - average LIBOR floor of the Q2 acquisitions was 1.77% ▪ 100% of the new acquisitions were multifamily assets ▪ The Company experienced $32.9 million of loan payoffs during the quarter, $28 million of which was held in FL1 which is past its reinvestment period and $4.9 million in FL2 INVESTMENT PORTFOLIO OVERVIEW ▪ As of 6/30/2020, 99.8% of HCFT’s investment portfolio consisted of floating - rate CRE loans ▪ The $609.8 million CRE loan portfolio had a weighted average remaining term of 17 months (1) and a weighted average coupon of L + 3.53% ▪ The portfolio had a weighted - average LIBOR floor of 1.61% ▪ Over 90% of the portfolio was multifamily ▪ The Company’s only remaining legacy investment consists of $1.4 million of mortgage servicing rights CAPITALIZATION ▪ The floating - rate CRE loan portfolio is financed with $501.6 million of investment grade notes issued through two CRE CLOs ▪ As of 6/30/2020, the Company had $8.9 million of unrestricted cash and $7.4 million of CLO reinvestment capacity Note: (1) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 42 months

Q2 2020 Earnings Summary 6 Summary Income Statement (thousands) Three Months Ended June 30, 2020 Net interest income $4,784 Total other income (loss) (171) Operating expenses (2,802) Benefit (provision) from income taxes 68 Preferred dividends (4) Net income attributable to common stockholders $1,875 Reclassification adjustment for net gain (loss) included in net income 0 Comprehensive income attributable to common stockholders $1,875 Weighted average shares outstanding during the period 24,939,575 Net income per share $0.08 Comprehensive income per share $0.08 GAAP Comprehensive Income to Core Earnings Reconciliation (thousands) Three Months Ended June 30, 2020 Comprehensive income attributable to common stockholders $1,875 Adjustments: Unrealized losses (gains) on mortgage servicing rights 375 Recognized compensation expense related to restricted stock 7 Adjustment for (provision for) income taxes (68) Core earnings (2) $2,188 Weighted average shares outstanding during the period 24,939,575 Core earnings per share $0.09 Dividends per share $0.075 Note: (1) Net economic losses (gains) includes unrealized gains/losses and realized gains/losses attributable to legacy assets (2) See Appendix for definition of Core E arnings per the Management Agreement

Q2 2020 Balance Sheet Summary 7 Balance Sheet (thousands) Q2 2020 Commercial mortgage loans held - for - investment $609,848 Mortgage servicing rights, at fair value 1,447 Cash and cash equivalents 8,857 Restricted cash (1) 7,414 Investment Related Receivable 23,782 Accrued Interest Receivable 2,173 Deferred Offering Costs 13 Other assets 2,118 Total assets $655,652 Collateralized loan obligations (2) $498,311 Credit facility 39,470 Other liabilities 3,809 Total liabilities $541,590 Total equity $114,062 Total liabilities / Total equity 4.75x Book Value Per Share $4.57 Note: (1) Restricted cash held by CRE CLO securitization trusts and available for investment in eligible mortgage assets (2) Outstanding notional amount of bonds issued from both CLOs is $501.6 million. For GAAP purposes, these liabilities are ca rri ed at their outstanding unpaid principal balance, net of any unamortized discounts and debt issuance costs (3) Investment related receivable includes 3 unsettled loans in Hunt CRE 2017 - FL1 with a principal amount due of $19,125,000 which will be used to pay down the Class A Notes of the CLO and $186,831 of interest and exit fees receivable, and 1 unsettled loan in Hunt CRE 2018 - FL2 with a principal amount due of $4,404,365 which will be deposited to restricted and $65,472 of interest and exit fees receivable.

Operating Performance Trending 8 Comprehensive Income & Core Earnings Per Share of Common Stock Book Value Per Share $0.06 $0.08 $0.05 $0.06 $0.08 $0.09 $0.10 $0.06 $0.09 $0.09 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Comprehensive Income/Share Core Earnings/Share $4.60 $4.61 $4.59 $4.57 $4.57 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020

Q2 2020 Summary of Investment Portfolio 9 Floating 99.8% Fixed 0.2% First Mortgages 99.8% Residential MSRs 0.2% Investment Portfolio as of June 30, 2020 (thousands) UPB / Notional Net Carrying Value Weighted Average Coupon Weighted Average Remaining Term (months) Weighted Average LTV at Loan Origination Weighted Average Stabilized LTV at Loan Origination First Mortgages $609,848 $609,848 L + 3.53% 17 (1) 74.61% 70.21% Residential MSRs $274,570 $1,447 0.25% 278 (2) Total $884,418 $611,295 Note: (1) If all extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted average remaining term of 42 months (2) The weighted average remaining term of the residential MSR portfolio is based on the maturity dates of the underlying res ide ntial loan pool and excludes the impact of potential borrower prepayments. We anticipate that the weighted average remaining lif e of the portfolio to be less than 278 months Investment Type Interest Rate Type $611.3 million $611.3 million

Multifamily , $3.4 , 100.0% Q2 2020 CRE Loan Portfolio Activity 10 Net Funding Activity (1) Q2 2020 Loan Acquisitions (1) ▪ The CRE loan portfolio decreased by $29.5 million in Q2 ▪ The Company funded $3.4 million of future funding participations ▪ The Company experienced $32.9 million of payoffs, $27.7 million of which was held in FL1 which is past its reinvestment period and $4.9 million in FL2 $3.4 million Note: (1) $ In millions $639.4 $3.4 $(32.9) $609.8 Q1 2020 Portfolio Fundings / Acquisitions Pay-offs / Sales Q2 2020 Portfolio

Q2 2020 CRE Loan Portfolio Snapshot 11 Geographic Concentration (1) Property Type (1) ▪ As of 6 /30/2020, the Company owned a portfolio of floating - rate CRE loans with an aggregate UPB of $609.8 million ▪ As of 6/30/2020, all loans were current and no loans were subject to forbearances Note: (1) $ In millions $609.8 million TX , $232.9 , 38% IL , $82.5 , 14% GA , $52.3 , 9% VA , $49.4 , 8% MD , $33.6 , 5% Other States , $159.2 , 26% Multi - Family , $552.6 , 90% Retail , $35.2 , 6% Office , $17.9 , 3% Self - Storage , $4.2 , 1% $609.8 million

Capital Structure Overview

Capital Structure Composition



Match Term Non-Recourse Financing
17.4%
76.5%
$655.8 million(4)
6.1%
CLO Financing
Term Loan
Common Equity

Capital Structure Detail

($ in millions)			Amount ($)
Collateralized Loan Obligations	**Rate**	**Advance Rate**	**Amount**
Hunt CRE 2017-FL1[1]	L + 1.39%	82.8%	$282.1
Hunt CRE 2018-FL2[1]	L + 1.44%	77.0%	$219.4
Total Collateralized Loan Obligations	**L + 1.41%**		**$501.6**
Credit Facilities			
Term Loan[2]	**7.25%**		**$40.3**
Total Debt			**$541.8**
Equity			
Book Value of Common Equity[3]			**$114.0**
Total Capitalization[4]			**$655.8**

Note: (1) CLO financing shown at par value. GAAP carrying value of $501.6 million includes $0.8 million of unamortized discounts for Hunt CRE 2017-FL1 and $2.5 million of unamortized debt issuance costs for Hunt CRE 2018-FL2
(2) Term loan shown at par value. GAAP carrying value of $39.4 million includes $0.8 million of unamortized debt issuance costs
(3) Noncontrolling interest was $99,500 as of 6/30/2020 and is included in common equity above
(4) HCFT total capitalization is a non-GAAP measure which excludes certain Balance Sheet items; Please see Appendix for reconciliation to GAAP
(5) Investment related receivable includes 3 unsettled loans in Hunt CRE 2017-FL1 with a principal amount due of $19,125,000 which will be used to pay down the Class A Notes of the CLO and $186,831 of interest and exit fees receivable, and 1 unsettled loan in Hunt CRE 2018-FL2 with a principal amount due of $4,404,365 which will be deposited to restricted and $65,472 of interest and exit fees receivable. Including the impact of this receivable, the UPB in FL1 is $263 million and the leverage is 81.80%

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Interest Rate Sensitivity as of June 30, 2020 13 Floating Rate Assets (1) $610 Floating Rate Liabilities (2) - $502 Net Exposure $108 $814 $814 $814 $814 - $1,254 - $2,508 - $3,762 - $4,762 -100 bps -75 bps -50 bps -25 bps +0 bps +25 bps +50 bps +75 bps +100 bps $ in Thousands Change in LIBOR Floating - Rate Exposure Annual Net Interest Income Sensitivity to Shifts in One - Month LIBOR (3) $ in Millions Note: (1) Comprised of the Company’s portfolio of floating - rate CRE loans (2) Comprised of outstanding securitization notes in the CRE CLOs (3) Assumes starting one - month LIBOR rate of 0.16225%

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6/30/2020 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Current Balance	Note Spread[1]	Initial Term (months)	As-Is LTV at Origination[2]
1	Loan 1	6/5/2018	6/4/2021	Multi-Family	Palatine	IL	35,625,000	4.30%	37	68.50%
2	Loan 2	11/30/2018	12/6/2020	Multi-Family	Nacogdoches	TX	35,245,711	4.05%	24	70.39%
3	Loan 3	7/9/2018	8/6/2021	Multi-Family	Pikesville	MD	33,579,255	3.25%	36	77.59%
4	Loan 4	8/8/2018	8/6/2021	Multi-Family	Dallas	TX	32,526,660	3.65%	36	81.23%
5	Loan 5	11/22/2019	8/6/2022	Multi-Family	Virginia Beach	VA	26,500,000	2.75%	33	77.10%
6	Loan 6	5/18/2018	6/4/2021	Multi-Family	Woodridge	IL	25,355,116	3.75%	37	76.43%
7	Loan 7	12/10/2019	7/6/2022	Multi-Family	San Antonio	TX	24,411,254	3.15%	30	71.90%
8	Loan 8	1/15/2020	7/6/2022	Multi-Family	Chattanooga	TN	24,180,000	2.95%	30	80.60%
9	Loan 9	5/31/2018	6/6/2021	Multi-Family	Omaha	NE	20,853,067	3.70%	37	77.26%
10	Loan 10	11/26/2019	12/6/2021	Multi-Family	Doraville	GA	20,000,000	2.75%	25	76.10%
11	Loan 11	12/6/2018	12/6/2021	Multi-Family	Greensboro	NC	18,703,039	3.35%	37	79.78%
12	Loan 12	12/28/2018	1/6/2022	Retail	Austin	TX	18,000,000	3.90%	37	71.40%
13	Loan 13	7/10/2019	8/6/2022	Multi-Family	Amarillo	TX	17,754,112	2.90%	37	76.37%
14	Loan 14	12/28/2018	1/6/2022	Retail	Austin	TX	17,172,624	4.10%	37	60.50%
15	Loan 15	3/13/2019	4/6/2022	Multi-Family	Baytown	TX	16,707,856	3.10%	37	80.47%
16	Loan 16	6/28/2018	7/6/2021	Multi-Family	Greenville	SC	15,245,253	3.90%	37	76.29%
17	Loan 17	8/29/2019	8/6/2022	Multi-Family	Austell	GA	14,201,707	3.40%	36	72.50%
18	Loan 18	7/23/2018	8/6/2021	Office	Chicago	IL	12,828,794	3.75%	37	72.74%
19	Loan 19	8/8/2019	8/6/2022	Multi-Family	Fort Worth	TX	12,649,099	3.00%	36	75.83%
20	Loan 20	5/24/2018	6/6/2021	Multi-Family	Austin	TX	12,257,454	3.55%	37	80.22%
21	Loan 21	1/9/2018	2/6/2021	Multi-Family	North Highlands	CA	10,158,934	3.95%	37	79.03%
22	Loan 22	3/29/2019	4/6/2021	Multi-Family	Portsmouth	VA	10,000,000	3.25%	25	61.35%

Continued on the following page

Note: (1) All loan spreads are indexed to one-month LIBOR
(2) LTV as of the date the loan was originated by a Hunt affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date

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6/30/2020 CRE Loan Portfolio Details

#	Loan Name	Closing Date	Maturity Date	Property Type	City	State	Current Balance	Note Spread[1]	Initial Term (months)	As-Is LTV at Origination[2]
23	Loan 23	5/25/2018	6/6/2021	Multi-Family	Phoenix	AZ	9,794,371	3.90%	37	69.41%
24	Loan 24	10/9/2018	11/6/2020	Multi-Family	Dallas	TX	9,247,423	3.65%	25	78.35%
25	Loan 25	9/11/2019	10/6/2022	Multi-Family	Orlando	FL	9,135,000	2.80%	37	69.20%
26	Loan 26	2/15/2018	3/6/2021	Multi-Family	Atlanta	GA	9,047,396	4.25%	37	80.21%
27	Loan 27	8/30/2018	9/6/2021	Multi-Family	Blacksburg	VA	8,675,645	3.85%	37	66.55%
28	Loan 28	3/12/2018	4/6/2021	Multi-Family	Waco	TX	8,612,000	4.75%	37	72.90%
29	Loan 29	1/18/2019	2/6/2021	Multi-Family	Philadelphia	PA	8,238,438	3.95%	25	71.31%
30	Loan 30	8/7/2018	9/6/2021	Multi-Family	Birmingham	AL	8,235,825	3.50%	38	78.01%
31	Loan 31	2/23/2018	3/6/2021	Multi-Family	Little Rock	AR	8,070,000	4.25%	37	81.29%
32	Loan 32	1/13/2020	2/6/2022	Multi-Family	Fort Lauderdale	FL	7,877,094	3.15%	25	78.40%
33	Loan 33	11/13/2019	12/6/2021	Multi-Family	Holly Hill	FL	7,780,000	2.90%	25	77.80%
34	Loan 34	6/10/2019	7/6/2022	Multi-Family	San Antonio	TX	6,525,817	3.40%	37	77.70%
35	Loan 35	12/9/2019	1/6/2022	Multi-Family	Fort Worth	TX	6,230,000	3.15%	25	77.70%
36	Loan 36	3/29/2019	4/6/2021	Multi-Family	Raleigh	NC	5,992,424	3.50%	25	79.03%
37	Loan 37	8/28/2019	8/6/2022	Multi-Family	Austin	TX	5,966,157	3.25%	36	69.90%
38	Loan 38	6/22/2018	7/6/2021	Multi-Family	Chicago	IL	5,900,550	4.10%	37	80.53%
39	Loan 39	6/10/2019	7/6/2022	Multi-Family	San Antonio	TX	5,295,605	2.90%	37	62.92%
40	Loan 40	11/30/2018	11/6/2021	Office	Decatur	GA	5,036,066	4.10%	36	56.80%
41	Loan 41	12/13/2019	1/6/2022	Multi-Family	Jacksonville	FL	4,887,120	2.90%	25	74.90%
42	Loan 42	5/31/2019	6/6/2022	Multi-Family	Austin	TX	4,275,035	3.50%	37	74.09%
43	Loan 43	11/12/2019	12/6/2021	Self-Storage	Cheseapeake	VA	4,225,000	3.15%	25	64.50%
44	Loan 44	12/13/2019	1/6/2022	Multi-Family	Marietta	GA	4,010,000	3.00%	25	77.90%
45	Loan 45	6/5/2018	6/4/2021	Multi-Family	Palatine	IL	2,835,666	4.30%	37	68.50%
	Total / Average						609,847,567	3.53%	34	74.61%

Note: (1) All loan spreads are indexed to one-month LIBOR
(2) LTV as of the date the loan was originated by a Hunt affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date

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Consolidated Balance Sheets 17

Consolidated Statements of Income 18

Reconciliation of GAAP to Core Earnings 19 GAAP to Core Earnings Reconciliation Three months Ended Six months Ended June 30, 2020 June 30, 2020 Reconciliation of GAAP to non-GAAP Information Net Income (loss) attributable to common shareholders 1,874,953$ 3,422,874$ Adjustments for non-core earnings Unrealized (Gain) Loss on mortgage servicing rights 375,176 1,252,925$ Subtotal 375,176 1,252,925 Other Adjustments Recognized compensation expense related to restricted common stock 6,512 14,394$ Adjustment for (provision for) income taxes (68,271) (294,792)$ Subtotal (61,759) (280,398) Core Earnings 2,188,370$ 4,395,401$ Weighted average shares outstanding - Basic and Diluted 24,939,575 24,925,529 Core Earnings per weighted share outstanding - Basic and Diluted 0.09$ 0.18$

Detailed Walk of Capitalization 20 (in 000's) 6/30/2020 Total GAAP liabilities and stockholders' equity $655,652 Adjustments for Capitalization ( - ) Accrued interest payable (429) ( - ) Dividends payable (1,871) ( - ) Fees and expenses payable to Manager (956) ( - ) Other accounts payable and accrued expenses (550) ( + ) Other capitalized financing & issuance costs 4,034 HCFT Capitalization $655,880

Key Definitions “ Core Earnings ” means the net income (loss) attributable to the holders of Common Shares or, without duplication, owners of the Company’s Subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non - cash equity compensation expense, (ii) incentive compensation payable to the Manager, (iii) depreciation and amortization, (iv) any unrealized gains or losses or other similar non - cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (v) one - time events pursuant to changes in GAAP and certain material non - cash income or expense items after discussions with the Company’s board of directors and approval by a majority of the Company’s independent directors. “ Stockholder’s Equity ” means: (a) the sum of the net proceeds from any issuances of the Company’s equity securities (excluding preferred securities solely for purposes of Incentive Compensation but including preferred securities for all other purposes of this Agreement) since inception (allocated on a pro rata daily basis for such issuances during the fiscal quarter of any such issuance; plus (b) the Company’s retained earnings at the end of such fiscal quarter (without taking into account any non - cash equity compensation expense or other non - cash items described below incurred in current or prior periods); less (c) any amount that the Company pays for repurchases of its Common Shares; and (d) excluding (i) any unrealized gains, losses or other non - cash items that have impacted the Company’s Stockholders’ Equity as reported in the Company’s financial statements prepared in accordance with GAAP, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (ii) adjustments relating to one - time events pursuant to changes in GAAP and certain other noncash charges after discussions with the Company’s board of directors and approval by a majority of the Company’s independent directors. 21

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